Exhibit 10.11

EXECUTION VERSION

GLOBAL EAGLE ENTERTAINMENT INC.

REGISTRATION RIGHTS AGREEMENT

July 27, 2016

i

GLOBAL EAGLE ENTERTAINMENT INC.

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (as may be amended, supplemented, or otherwise modified from time to time, this “Agreement”), dated as of July 27, 2016, is by and among Global Eagle Entertainment Inc., a Delaware corporation (the “Company”), and the party or parties listed on Exhibit A hereto (each, a “Holder” and collectively, the “Holders”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in Section 1.1.

RECITALS

WHEREAS, in connection with the closing of the transactions contemplated by the Interest Purchase Agreement, dated as of May 9, 2016, by and between the Company and EMC Acquisition Holdings, LLC, a Delaware limited liability company (“Seller”) (as may be amended, supplemented, or otherwise modified from time to time, the “Purchase Agreement”), the Company is purchasing all of the equity interests in EMC Intermediate, LLC, a Delaware limited liability company, and in consideration therewith is paying to Seller the purchase price described in the Purchase Agreement on the terms and subject to the conditions set forth therein, including, without limitation, the Buyer Shares, consisting of shares of voting common stock of the Company, $0.0001 par value per share (“Common Stock”); and

WHEREAS, the Company and the Holders wish to enter into this Agreement to set forth their agreements with respect to the registration of the Registrable Securities and certain other matters related thereto.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1
DEFINITIONS

1.1                               Certain Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:

(a)                                 “Affiliate” of any person or entity, shall mean any other person or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person or entity. As used in this definition, the term “control,” including the correlative terms “controlled by” and “under common control with,” means (i) the direct or indirect ownership of more than fifty percent (50%) of the voting rights of a person or entity or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any equity or other ownership interest, by contract or otherwise).

(b)                                 “Average Daily Trading Volume” means the average daily trading volume of the Common Stock on the NASDAQ Stock Market LLC (“NASDAQ”) during the period beginning at 9:30 a.m. New York City time (or such other time as NASDAQ publicly announces is the official open of trading) and ending at 4:00 p.m. New York City time (or such other time as NASDAQ publicly announces is the official close of trading) as reported by Bloomberg Financial Markets (or any successor thereto) during the ten (10) trading days ending on the trading day immediately prior to the day on which a sale is to be effected.

(c)                                  “Buyer Shares” has the meaning set forth in the Purchase Agreement.

(d)                                 “Charter Documents” shall mean the certificate of incorporation of the Company, as amended from time to time.

(e)                                  “Closing” has the meaning set forth in the Purchase Agreement.

(f)                                   “Commission” shall mean the United States Securities and Exchange Commission.

(g)                                  “Dollars” or “$” shall mean the currency of the United States of America.

(h)                                 “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

(i)                                     “Holder” shall have the meaning set forth in the preamble to this Agreement and shall include any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 2.7 of this Agreement.

(j)                                    “Other Selling Shareholders” shall mean persons or entities other than Holders who, by virtue of agreements with the Company, are entitled to include their Other Shares in certain registrations hereunder.

(k)                                 “Other Shares” shall mean shares of Common Stock, other than Registrable Securities (as defined below), with respect to which registration rights have been granted.

(l)                                     “Registrable Securities” shall mean (i) the Buyer Shares held by the Holders and in such amounts as set forth on Exhibit A (as may be amended by the Company from time to time in accordance with Section 3.1) to this Agreement, or that may be issued to the Holders in the form of the Deferred Consideration Amount or the Earnout Payment (each of the foregoing capitalized terms not otherwise defined herein, as defined in the Purchase Agreement) and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i); provided, however, that Registrable Securities shall not include any Common Stock described in clause (i) or (ii) above which (x) have previously been registered and sold or which have been sold to the public either pursuant to a registration statement or Rule 144, (y) have been sold or otherwise transferred in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement, or (z) may be sold without restriction pursuant to Rule 144 or any similar provision then in force under the Securities Act.

(m)                             The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(n)                                 “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all printing expenses, fees and disbursements of counsel for the Company and expenses of any regular audits incident to or required by any such registration (but not including Selling Expenses), and registration and filing fees and expenses payable to the Commission relating to the Registrable Securities, fees and expenses incurred in connection with listing the Registrable Securities for trading on a national securities exchange, fees and expenses (if any) incurred with respect to any filing with FINRA and fees and expenses of compliance with state securities or blue sky laws (including, without limitation, fees, expenses and disbursements, of counsel in connection with blue sky qualifications of the Registrable Securities).

(o)                                 “Restricted Securities” shall mean any Registrable Securities that are required to bear the legend set forth in Section 2.6(c).

(p)                                 “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(q)                                 “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

(r)                                    “Selling Expenses” shall mean all underwriting fees (if any), discounts (if any), or selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, fees, expenses and disbursements of counsel for any Holder.

(s)                                   “Staff” means the staff of the Division of Corporation Finance of the Commission.

SECTION 2
REGISTRATION RIGHTS

2.1                               Registration

(a)                                 The Company agrees that, no later than thirty (30) days following the Closing (the “Filing Period”), it shall prepare and file with the Commission a registration statement on Form S-3, or such other registration statement form that is available to the Company if Form S-3 is not available (the registration statement, the “Resale Shelf Registration Statement”), pursuant to Rule 415 under the Securities Act (or any similar rule or regulation hereafter adopted by the Commission) and use its commercially reasonable efforts to cause the Resale Shelf Registration Statement to become effective and to remain effective until the earlier of (i) three years after effectiveness and (ii) the date on which all Registrable Securities are eligible for resale under Rule 144 (without regard to the volume limitations contained in Rule 144(e), or such earlier date when Holders cease to hold Registrable Securities (“Effective Period”), provided that the Effective Period shall be extended by an equal number of days that a registration, offering or other disposition is deferred, postponed or suspended pursuant to Section 2.1(b) below. The Company shall calculate the number of Registrable Securities issuable pursuant to the Deferred Consideration Amount multiplied by one hundred and twenty percent (120%) for the purpose of determining the number of  such securities to be included in the Resale Shelf Registration Statement by using to the closing price of the Company’s common stock within five (5) days of filing the Resale Shelf Registration Statement.

(b)                                 Notwithstanding anything in this Agreement to the contrary, if (i) in the good faith judgment of the board of directors of the Company (the “Board”), effecting a registration (whether by the filing of the Resale Shelf Registration Statement or by taking any other action) or the offering of disposition of Registrable Securities thereunder should be postponed or suspended because such registration, offering or disposal would (1) materially impede, delay or interfere with a material acquisition, corporate reorganization, financing, securities offering or other transaction involving the Company or any of its subsidiaries (whether such transaction is then pending or proposed to be undertaken); (2) require premature disclosure of a matter that the Board has determined would not be in the best interests of the Company to be disclosed at such time; (3) occur during an applicable “blackout” period under the Company’s insider trading policy; (4) render the Company unable to comply with requirements under the Securities Act or Exchange Act; or (5) have a material adverse effect on the Company, then by delivery of written notice to all participating Holders of such determination, the Company may (but not more than two times in any twelve (12)month period, except in respect of clause

(3), for which there shall be no limitation in the event Holder is subject to the Company’s insider trading policy) so postpone effecting a registration or require such Holders to refrain from offering or disposing Registrable Securities for a period of not more than one hundred eighty (180) days.

(c)                                  The Holders will not be entitled to effect an underwritten public offering of Registrable Securities pursuant to the Resale Shelf Registration Statement.

(d)                                 Each Holder agrees that it will not sell (including by short sale) or otherwise dispose of, whether pursuant to the Resale Shelf Registration Statement or otherwise, on any trading day Registrable Securities that would represent, individually or when calculated together with all sales of Registrable Securities by all Holders on such trading day, greater than ten percent (10%) of the Average Daily Trading Volume.

2.2                               Expenses of Registration. All Registration Expenses incurred in connection with Resale Shelf Registration Statement shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders and any Other Selling Shareholders shall be borne by the Holders and the holders of any Other Shares included in such registration pro rata among each other on the basis of the number of Registrable Securities and Other Shares, respectively, registered on their behalf.

2.3                               Registration Procedures.

The Company will:

(a)                                 Prepare and file with the Commission the Resale Shelf Registration Statement;

(b)                                 Prepare and file with the Commission such amendments and supplements to the Resale Shelf Registration Statement and the prospectus used in connection with the Resale Shelf Registration Statement as may be necessary to comply with the applicable provisions of the Securities Act with respect to the disposition of all securities covered by the Resale Shelf Registration Statement for the Effective Period;

(c)                                  Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d)                                 Notify each seller of Registrable Securities covered by the Resale Shelf Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the Resale Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances under which they were made, and following such notification, subject to Section 2.1(b), promptly prepare and file a post-effective amendment to the Resale Shelf Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference, and file any other required document that would be incorporated by reference into the Resale Shelf Registration Statement and prospectus, so that the Resale Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, in the case of a post-effective amendment to the Resale Shelf Registration Statement, subject to Section 2.1(b), use commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable, and give to the Holders listed as selling security holders in such prospectus a written notice of such amendment or supplement, and, upon receipt of such notice, each such Holder agrees not to dispose of any Registrable Securities pursuant to the Resale Shelf Registration Statement until such Holder’s receipt of copies of the supplemented or amended prospectus or until it receives further written notice from the Company that such sales may re-commence, and such Holder has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus; it being understood that each Holder hereby agrees to keep any disclosures under this Section 2.3(d) confidential until such time as a supplement or amendment is filed or the Company has otherwise publicly disclosed such information;

(e)                                  Use its commercially reasonable efforts, at the expense of the Company, to obtain the withdrawal of any order suspending the effectiveness of any Resale Shelf Registration Statement as soon as reasonably possible (and promptly notify in writing each Holder covered by such registration statement of the withdrawal of any such order);

(f)                                   Use commercially reasonable efforts, at the expense of the Company, to cause, all such Registrable Securities registered hereunder to be listed on each national securities exchange on which similar securities of the same class issued by the Company are then listed;

(g)                                  Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, make available for inspection by the selling Holders and any attorney or accountant or other agent selected by the selling Holders (in each case after reasonable prior notice and at reasonable times during normal business hours and without unnecessary interruption of the Company’s business operations), all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, attorney, accountant, or agent, in each case, as reasonably necessary or advisable to verify the accuracy of the information in the Resale Shelf Registration Statement and to conduct appropriate due diligence in connection therewith;

(h)                                 Use commercially reasonable efforts to cooperate, and cause each of its principal executive officer, principal financial officer, principal accounting officer, and all other officers and members of the management to use their commercially reasonable efforts to cooperate in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, assisting with the preparation of any registration statement or amendment thereto with respect to such offering and all other offering materials and related documents, and participation in meetings with attorneys, accountants and potential stockholders (to be scheduled in a collaborative manner so as not to unreasonably interfere with the conduct of the business of the Company);

(i)                                     Use commercially reasonable efforts to cooperate with each Holder and each agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc. (“FINRA”), and use its commercially reasonable efforts to make or cause to be made any filings required to be made by an issuer with FINRA in connection with the filing of the Resale Shelf Registration Statement;

(j)                                    Notify each selling Holder, promptly after the Company receives notice thereof, of the time when the Resale Shelf Registration Statement has been declared effective or a supplement to any prospectus forming a part of such Resale Shelf Registration Statement has been filed; and

(k)                                 After the Resale Shelf Registration Statement becomes effective, notify each selling Holder of any request by the Commission that the Company amend or supplement such registration statement or prospectus.

2.4                               Indemnification

(a)                                 To the extent permitted by law, the Company will indemnify and hold harmless each Holder beneficially owning any Registrable Securities covered by the Resale Shelf Registration Statement, each of its officers, directors and partners, and each person or entity, if any, controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, partners, legal counsel and accountants and each person or entity controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, partners, legal counsel or accountants, and any person or entity controlling such Holder, and stated to be specifically for use therein or such Holder’s failure to deliver a copy of the Resale Shelf Registration Statement, prospectus, preliminary prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished such Holder with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Securities; provided, further that, the indemnity agreement contained in this Section 2.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided, further that, the Company shall not be required to reimburse the Holders for the expenses of more than one counsel to all Holders.

(b)                                 To the extent permitted by law, each selling Holder, severally and not jointly, will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel and accountants, each person or entity who controls the Company within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors and partners, and each person or entity controlling each other such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance made in reliance upon and in conformity with information furnished in writing by or on behalf of such selling Holder expressly for use in connection with such registration, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading made in reliance upon and in conformity with information furnished in writing by or on behalf of such selling Holder expressly for use in connection with such registration, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel and accountants, persons, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall be subject to the limitations set forth in Section 2.4(d) and shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

(c)                                  Each party entitled to indemnification under this Section 2.4 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)                                 If the indemnification provided for in this Section 2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person or entity will be required under this Section 2.4(d) to contribute any amount in excess of the net proceeds from the offering received by such person or entity, except in the case of fraud or willful misconduct by such person or entity. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

The obligations of the Company and Holders under this Section 2.4 shall survive the termination of this Agreement until the expiration of the applicable period of the statute of limitations.

2.5                               Information by Holder  Each Holder of Registrable Securities shall promptly furnish in writing to the Company such information regarding such Holder and the distribution proposed by such

Holder as the Company may from time to time reasonably request and such other information as may be required in connection with any registration, qualification, offering or compliance referred to in this Section 2, including, without limitation, all such information as may be requested by the Commission, and the Company shall not be required to include any Registrable Securities of any Holder in any such registration, qualification or offering if information described in this Section 2.5 is not promptly furnished to the Company.

2.6                               Restrictions on Transfer

(a)                                 The holder of each certificate representing Registrable Securities by acceptance and/or retention thereof, agrees to comply in all respects with the provisions of this Section 2.6. Each Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Restricted Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Restricted Securities subject to, and to be bound by, the terms and conditions set forth in this Agreement, including, without limitation, this Section 2.6 and Section 2.7.

(b)                                 Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder shall have given prior written notice to the Company of the Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and the Holder shall have furnished the Company, at the Holder’s expense, with (i) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Restricted Securities under the Securities Act or (ii) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the Staff that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter in any transaction in which such Holder distributes Restricted Securities to an Affiliate for no consideration or pursuant to the terms set forth in Section 2.7; provided, that each transferee agrees in writing to be subject to the terms of this Agreement. Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 2.6(c), except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

(c)                                  Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or any other contractual arrangement):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF

COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(d)                                 The legend set forth in Section 2.6(c) stamped on a certificate evidencing the Restricted Securities and the stock transfer instructions and record notations with respect to the Restricted Securities shall be removed and the Company shall issue a certificate without such legend to the holder of Restricted Securities if (i) those securities are sold pursuant to the Resale Shelf Registration Statement declared effective by the Commission, or (ii) the holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of those securities may be made without registration or qualification.

2.7                               Transfer or Assignment of Rights The rights granted to a Holder by the Company under this Section 2 may be transferred or assigned (but only with all related obligations) by a Holder only to (i) an Affiliate of such Holder, (ii) a member of such Holder’s immediate family or a trust for the benefit of an individual Holder or one or more of Holders immediate family members or (iii) any member, partner or stockholder of such Holder; provided, that such transfer or assignment shall only be effective upon receipt by the Company of (x) written notice from the Holder certifying that the transferee qualifies under clause (i), (ii) or (iii) of this sentence, stating the name and address of such transferee and identifying the amount of Registrable Securities with respect to which the rights under this Agreement are being transferred, (y) a written agreement from such transferee to be bound by all of the terms of this Agreement and (z) the Holder demonstrates to the Company’s satisfaction that the transfer or assignment of Registrable Securities is effected in accordance with applicable securities laws. Upon the Company’s receipt of the documents referenced in (x), (y) and (z) above, the transferee shall thereafter be deemed to be a “Holder.” Except as set forth above, this Agreement and the rights and obligations hereunder may not be assigned by any party hereto without the prior written consent of each of the other parties hereto.

2.8                               Market Stand-Off Agreement

In connection with any underwritten public offering by the Company for its own account or the account of a security holder or holders, each Holder agrees to execute a market standoff agreement with the underwriters for such offering in customary form covering all Common Stock held by such Holder. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 2.8 and shall have the right and power to enforce the provisions of this Section 2.8 as though they were a party hereto.

SECTION 3
MISCELLANEOUS

3.1                               Amendment  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Holders holding a majority of the Common Stock constituting Registrable Securities then outstanding provided, however, that persons who become assignees or other transferees of Registrable Securities in accordance with this Agreement after the date of this Agreement may become parties hereto, by executing a counterpart of this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Holder; and provided, further, that if any amendment, waiver, discharge or termination operates in a manner that treats any Holder different from other Holders, the consent of such Holder shall also be required for such amendment, waiver, discharge or termination. Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each Holder and each future holder of all such securities of such Holder. Each Holder acknowledges that by the operation of this paragraph, the Company and such majority in interest will have the right and power to diminish or eliminate all rights of such Holder under this Agreement. Notwithstanding anything to the contrary in this Agreement, the Company shall be permitted, without the consent of any Holder, to amend Exhibit A to this Agreement solely to reflect (i) any adjustments to the number of Buyer Shares held by a Holder pursuant to the Purchase Agreement or (ii) any transfer or assignment of rights under this Agreement made in accordance with the terms and conditions of this Agreement.

3.2                               Notices  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or otherwise delivered by hand, messenger or courier service at the following addresses:

(a)                          if to a Holder, to the Holder’s address, facsimile number or electronic mail address as shown on Exhibit A hereto, as may be updated in accordance with the provisions hereof, with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

One Atlantic Center, Suite 2800

1201 West Peachtree Street

Atlanta, GA 30309-3450

Attention: Joseph B. Alexander, Jr., Esq.
Email: joe.alexander@dlapiper.com

Fax: (404) 682-7990

(b)                          if to the Company:

Global Eagle Entertainment Inc.

4553 Glencoe Avenue, Suite 300

Marina Del Ray, CA 90292

Attention: Stephen Ballas, Esq.
Email: Stephen.Ballas@geemedia.com

with a copy (which shall not constitute notice) to:

Winston & Strawn LLP

200 Park Avenue

New York, NY 10166

Attention: Joel L. Rubinstein, Esq.

Email: jrubinstein@winston.com

Fax: (212) 294-5336

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer, or (iv) if via email, on the date of transmission.

3.3                               Governing Law  This Agreement shall be governed in all respects by the internal laws of the State of Delaware, without regard to principles of conflicts of law.

3.4                               Successors and Assigns  The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.5                               Entire Agreement  This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof by any warranties, representations or covenants except as specifically set forth herein.

3.6                               Delays or Omissions  Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

3.7                               Severability  If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

3.8                               Titles and Subtitles  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

3.9                               Counterparts  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

3.10                        Telecopy Execution and Delivery  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

3.11                        Further Assurances  Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

3.12                        Termination Upon Change of Control  Notwithstanding anything to the contrary herein, this Agreement shall terminate upon (a) the acquisition of the Company by another entity by means of any transaction or series of related transactions to which the Company is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Company held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction or series of transactions; or (b) a sale, lease or other conveyance of all substantially all of the assets of the Company.

3.13                        Conflict  In the event of any conflict between the terms of this Agreement and the Charter Documents, the terms of the Charter Documents, will control.

3.14                        Jury Trial

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AGREEMENT.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ David M. Davis
Name: David M. Davis
Title: Chief Executive Officer

Signature Page to Registration Rights Agreement

/s/ Abel Avellan
Abel Avellan

Signature Page to Registration Rights Agreement

/s/ J. Blake McLane
J. Blake McLane

Signature Page to Registration Rights Agreement

/s/ David Ferdman
David Ferdman

Signature Page to Registration Rights Agreement

GIS HOLDING AS

By:	/s/ Jorgen Gismervik
Name: Jorgen Gismervik
Title: Chief Executive Officer

Signature Page to Registration Rights Agreement

NEWSTONE CAPITAL PARTNERS
II, L.P.

By:	/s/ Timothy P. Costello
Name: Timothy P. Costello
Title: Managing Director

Signature Page to Registration Rights Agreement

EMC HOLDCO 2 B.V.

By:	/s/ K. F. J. Jansen
Name: K. F. J. Jansen
Title: Director A

By:	/s/ Tomer Yosef-Or
Name: Tomer Yosef-Or
Title: Director B

Signature Page to Registration Rights Agreement

Exhibit A

Holders

Name	Address, Fax Number or Email Address for Notices	Number of Shares
EMC Holdco 2 B.V.	111 Huntington Avenue, 29th Floor Boston, MA 02199	4,557,906
Abel Antonio Avellan	8065 Los Pinos Circle Miami, FL 33143	494,840
Joshua Blake McLane	1525 Long Creek Blvd. New Braunfels, TX 78130	81,121
David H. Ferdman	90 Pascal Ln Austin, TX 78746	20,280
Jorgan Gismervik	Hamarøykroken 20 4029 Stavanger, Norway	189,824
Newstone Capital Partners II, L.P.	300 Cresent Court, Suite 1600 Dallas, TX 75201	122,915

A-1